                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     October 21, 2002


                         Fleet Credit Card Funding Trust
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                        Fleet Credit Card Master Trust II

          United States            333-73728-01 and            23-3101310
                                     333-73728-02
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
       of Incorporation)                                  Identification Number)

            300 North Wakefield Drive
               Suite: DE EH 60002 P
                 Newark, Delaware                           19702
-------------------------------------------              ----------
    (Address of Principal Executive Office)              (Zip Code)

Registrant's telephone number, including area code (302) 266-5004

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.     Not Applicable.

Item 2.     Not Applicable.

Item 3.     Not Applicable.

Item 4.     Not Applicable.

Item 5. On October 21, 2002, Orrick, Herrington & Sutcliffe LLP delivered its legality opinion with respect to Series 2002-B.

Item 6.     Not Applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            Exhibits

            5.1     Legality Opinion of Orrick, Herrington & Sutcliffe LLP.

            23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1)

Item 8.     Not Applicable.

Item 9.     Not Applicable.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FLEET CREDIT CARD FUNDING TRUST
                                           On behalf of the Fleet Credit Card
                                           Master Trust II

                                         By: /s/ Jeffrey A Lipson
                                            ---------------------------
                                         Name:  Jeffrey A. Lipson
                                         Title: Vice President
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                                  EXHIBIT INDEX

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
Exhibit                                 Description
-------                                 -----------
5.1         Legality opinion of Orrick, Herrington & Sutcliffe LLP

23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1)